ENGELHARD CORPORATION
                                 101 Wood Avenue
                            Iselin, New Jersey  08830

                                Power of Attorney


          The undersigned hereby appoints ORIN R. SMITH and ARTHUR A. DORNBUSCH, II, and each of them individually, the true and lawful attorney or attorneys of the undersigned with substitution and resubstitution, to execute in his or her name, place and stead in his or her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $1.00 par value, to be issued in connection with stock options granted or to be granted pursuant to the Company's Directors Stock Option Plan, any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 15th day of April, 1996.


                                          /s/ Linda G. Alvarado
                                          --------------------------------
                                          Linda G. Alvarado

                              ENGELHARD CORPORATION
                                 101 Wood Avenue
                            Iselin, New Jersey  08830

                                Power of Attorney


          The undersigned hereby appoints ORIN R. SMITH and ARTHUR A. DORNBUSCH, II, and each of them individually, the true and lawful attorney or attorneys of the undersigned with substitution and resubstitution, to execute in his or her name, place and stead in his or her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $1.00 par value, to be issued in connection with stock options granted or to be granted pursuant to the Company's Directors Stock Option Plan, any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 15th day of April, 1996.


                                          /s/ Marion H. Antonini
                                          ------------------------------------
                                          Marion H. Antonini

                              ENGELHARD CORPORATION
                                 101 Wood Avenue
                            Iselin, New Jersey  08830

                                Power of Attorney


          The undersigned hereby appoints ORIN R. SMITH and ARTHUR A. DORNBUSCH, II, and each of them individually, the true and lawful attorney or attorneys of the undersigned with substitution and resubstitution, to execute in his or her name, place and stead in his or her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $1.00 par value, to be issued in connection with stock options granted or to be granted pursuant to the Company's Directors Stock Option Plan, any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 15th day of April, 1996.


                                          /s/ Anthony W. Lea
                                          -----------------------------------
                                          Anthony W. Lea

                              ENGELHARD CORPORATION
                                 101 Wood Avenue
                            Iselin, New Jersey  08830

                                Power of Attorney


          The undersigned hereby appoints ORIN R. SMITH and ARTHUR A. DORNBUSCH, II, and each of them individually, the true and lawful attorney or attorneys of the undersigned with substitution and resubstitution, to execute in his or her name, place and stead in his or her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $1.00 par value, to be issued in connection with stock options granted or to be granted pursuant to the Company's Directors Stock Option Plan, any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 15th day of April, 1996.


                                          /s/ James V. Napier
                                          ----------------------------------
                                          James V. Napier

                              ENGELHARD CORPORATION
                                 101 Wood Avenue
                            Iselin, New Jersey  08830

                                Power of Attorney


          The undersigned hereby appoints ORIN R. SMITH and ARTHUR A. DORNBUSCH, II, and each of them individually, the true and lawful attorney or attorneys of the undersigned with substitution and resubstitution, to execute in his or her name, place and stead in his or her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $1.00 par value, to be issued in connection with stock options granted or to be granted pursuant to the Company's Directors Stock Option Plan, any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 15th day of April, 1996.


                                          /s/ Norma T. Pace
                                          ----------------------------------
                                          Norma T. Pace

                              ENGELHARD CORPORATION
                                 101 Wood Avenue
                            Iselin, New Jersey  08830

                                Power of Attorney


          The undersigned hereby appoints ORIN R. SMITH and ARTHUR A. DORNBUSCH, II, and each of them individually, the true and lawful attorney or attorneys of the undersigned with substitution and resubstitution, to execute in his or her name, place and stead in his or her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $1.00 par value, to be issued in connection with stock options granted or to be granted pursuant to the Company's Directors Stock Option Plan, any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 15th day of April, 1996.


                                          /s/ Reuben F. Richards
                                          ------------------------------------
                                          Reuben F. Richards

                              ENGELHARD CORPORATION
                                 101 Wood Avenue
                            Iselin, New Jersey  08830

                                Power of Attorney


          The undersigned hereby appoints ORIN R. SMITH and ARTHUR A. DORNBUSCH, II, and each of them individually, the true and lawful attorney or attorneys of the undersigned with substitution and resubstitution, to execute in his or her name, place and stead in his or her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $1.00 par value, to be issued in connection with stock options granted or to be granted pursuant to the Company's Directors Stock Option Plan, any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 15th day of April, 1996.


                                          /s/ Henry R. Slack
                                          ---------------------------------
                                          Henry R. Slack

                              ENGELHARD CORPORATION
                                 101 Wood Avenue
                            Iselin, New Jersey  08830

                                Power of Attorney


          The undersigned hereby appoints ORIN R. SMITH and ARTHUR A. DORNBUSCH, II, and each of them individually, the true and lawful attorney or attorneys of the undersigned with substitution and resubstitution, to execute in his or her name, place and stead in his or her capacity as an officer or director or both of Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $1.00 par value, to be issued in connection with stock options granted or to be granted pursuant to the Company's Directors Stock Option Plan, any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 15th day of April, 1996.


                                          /s/ Douglas G. Watson
                                          -----------------------------------
                                          Douglas G. Watson